UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 16, 2006
PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	000-30269 (Commission File Number)	91-1761992 (I.R.S. Employer Identification No.)
8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIXELWORKS, INC. AND SUBSIDIARIES
Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Pixelworks, Inc. (the “Company”) entered into a separation and transition agreement and release (the “Agreement”) with Richard J. Tobias, the Company’s former Chief Technology Officer effective December 16, 2006. The Agreement provides, among other benefits, a severance payment equal to twenty-eight (28) weeks of base salary payable in January 2007 and transition compensation equal to an additional twenty-four (24) weeks of base salary payable upon fulfillment of certain transition responsibilities.
The Agreement is filed herewith as Exhibit 10.1 to this Report and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
10.1	Separation and Transition Agreement and Release between Richard Tobias and Pixelworks, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC. (Registrant)
	By:	/s/ Michael D. Yonker
Date: December 18, 2006		Michael D. Yonker
Vice President, Chief Financial Officer, Treasurer and Secretary